CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF DETERMINED TO

Statistical Supplement

Fourth Quarter 2015

Lincoln Financial Group®

You're In Charge®

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Sources of Earnings	7
Select Earnings Drivers By Segment	8
Deposits, Net Flows and Account Balances By Segment	9
Sales By Segment	10
Operating Revenues and General and Administrative Expenses By Segment	11
Operating Commissions and Other Expenses	12
Interest Rate Yields and Spreads By Segment	13
Select Investment Data	14
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	15
Select Liquidity and Ratings Agency Data	16
Select Earnings and Operational Data:
Annuities	17
Retirement Plan Services	18
Life Insurance	19
Group Protection	20
Other Operations and Discontinued Operations	21
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	22
Annuities	23
Retirement Plan Services, Life Insurance and Group Protection	24
Account Value Roll Forwards:
Annuities	25
Retirement Plan Services	26
Life Insurance	27
Select Non-GAAP to GAAP Reconciliations	28

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Bank of America Merrill Lynch	Seth Weiss	646-855-3783
Barclays Capital	Jay Gelb	212-526-1561
Citi Research	Erik Bass	212-816-5257
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Yaron Kinar	212-250-7927
Dowling & Partners	Humphrey Lee	860-676-7351
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs	Michael Kovac	212-902-2303
J.P. Morgan Securities	Jimmy Bhullar	212-622-6397
Janney Capital Markets	Bob Glasspiegel	860-724-1203
Keefe, Bruyette and Woods	Ryan Krueger	860-722-5930
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Piper Jaffray	John Nadel	212-284-6123
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Sandler O’Neill & Partners, L.P.	John Barnidge	312-281-3412
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Voice: 484-583-1793

Notes
This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website:
https://www.lfg.com/public/aboutus/investorrelations

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.

The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Single premium bank-owned universal life and variable universal life (“BOLI”) – 15% of single premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”), and corporate-owned UL and VUL (“COLI”) – first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Term – 100% of annualized first year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first year premiums from new policies.

Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.
Page 2a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures

Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed living benefit ("GLB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated February 3, 2016, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Revenues
Insurance premiums	$753	$790	$782	$825	$848	12.6%	$2,988	$3,246	8.6%
Fee income	1,224	1,222	1,239	1,469	1,116	-8.8%	4,673	5,045	8.0%
Net investment income	1,232	1,187	1,187	1,254	1,200	-2.6%	4,859	4,827	-0.7%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(5)	(13)	(7)	(18)	(16)	NM	(16)	(54)	NM
Realized gain (loss), excluding OTTI	(101)	(35)	17	45	(124)	-38.6%	16	(97)	NM
Total realized gain (loss)	(106)	(48)	10	27	(140)	-32.1%	-	(151)	NM
Amortization of deferred gains on business
sold through reinsurance	18	18	18	18	18	0.0%	74	74	0.0%
Other revenues	565	135	145	123	130	-77.0%	960	531	-44.7%
Total revenues	3,686	3,304	3,381	3,716	3,172	-13.9%	13,554	13,572	0.1%

Expenses
Interest credited	632	625	629	622	632	0.0%	2,532	2,508	-0.9%
Benefits	1,403	1,236	1,220	1,327	1,262	-10.0%	4,679	5,044	7.8%
Commissions and other expenses	1,150	1,013	1,014	1,432	859	-25.3%	4,079	4,318	5.9%
Interest and debt expense	67	68	69	67	68	1.5%	267	272	1.9%
Total expenses	3,252	2,942	2,932	3,448	2,821	-13.3%	11,557	12,142	5.1%
Income (loss) from continuing operations before taxes	434	362	449	268	351	-19.1%	1,997	1,430	-28.4%
Federal income tax expense (benefit)	87	62	105	41	68	-21.8%	483	276	-42.9%
Income (loss) from continuing operations	347	300	344	227	283	-18.4%	1,514	1,154	-23.8%
Income (loss) from discontinued operations	1	-	-	-	-	-100.0%	1	-	-100.0%
Net income (loss)	348	300	344	227	283	-18.7%	1,515	1,154	-23.8%
Adjustment for LNC stock units in our
deferred compensation plans	-	(1)	-	(7)	-	NM	4	(4)	NM
Net income (loss) available to common
stockholders – diluted	$348	$299	$344	$220	$283	-18.7%	$1,519	$1,150	-24.3%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.32	$1.15	$1.35	$0.87	$1.14	-13.6%	$5.67	$4.51	-20.5%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$74,546	$77,063	$74,169	$74,432	$74,032	-0.7%
U.S. government bonds	435	452	428	438	429	-1.4%
Foreign government bonds	541	561	540	532	524	-3.1%
Mortgage-backed securities	4,796	4,674	4,476	4,252	4,104	-14.4%
Asset-backed collateralized debt obligations	375	423	499	515	589	57.1%
State and municipal bonds	4,593	4,705	4,418	4,480	4,480	-2.5%
Hybrid and redeemable preferred securities	954	935	892	857	806	-15.5%
VIEs' fixed maturity securities	598	598	598	598	598	0.0%
Equity securities	231	210	227	242	237	2.6%
Total AFS securities	87,069	89,621	86,247	86,346	85,799	-1.5%
Trading securities	2,065	2,077	1,949	1,914	1,854	-10.2%
Mortgage loans on real estate	7,574	7,654	8,171	8,431	8,678	14.6%
Real estate	20	19	24	21	17	-15.0%
Policy loans	2,670	2,664	2,654	2,647	2,545	-4.7%
Derivative investments	1,860	2,095	1,340	2,020	1,537	-17.4%
Other investments	1,709	1,885	1,624	1,820	1,778	4.0%
Total investments	102,967	106,015	102,009	103,199	102,208	-0.7%
Cash and invested cash	3,919	3,487	2,327	3,772	3,146	-19.7%
DAC and VOBA	8,207	8,156	9,150	8,866	9,510	15.9%
Premiums and fees receivable	473	452	415	383	376	-20.5%
Accrued investment income	1,049	1,129	1,064	1,116	1,070	2.0%
Reinsurance recoverables	5,730	5,598	5,608	5,559	5,623	-1.9%
Funds withheld reinsurance assets	649	646	642	639	629	-3.1%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	2,845	2,901	3,647	3,450	3,483	22.4%
Separate account assets	125,265	127,828	128,079	120,275	123,619	-1.3%
Total assets	$253,377	$258,485	$255,214	$249,532	$251,937	-0.6%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$20,057	$20,468	$20,166	$20,523	$20,708	3.2%
Other contract holder funds	75,512	75,663	76,243	76,451	77,362	2.4%
Short-term debt	250	250	-	-	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 16 for details)	1,123	1,123	1,123	1,123	1,123	0.0%
Financial	4,147	4,504	4,406	4,481	4,459	7.5%
Reinsurance related embedded derivatives	150	165	120	116	87	-42.0%
Funds withheld reinsurance liabilities	764	717	718	676	638	-16.5%
Deferred gain on business sold through reinsurance	171	153	134	116	98	-42.7%
Payables for collateral on investments	4,409	5,046	4,587	5,297	4,657	5.6%
VIEs' liabilities	13	5	3	2	4	-69.2%
Other liabilities	5,776	6,340	4,936	6,071	5,565	-3.7%
Separate account liabilities	125,265	127,828	128,079	120,275	123,619	-1.3%
Total liabilities	237,637	242,262	240,515	235,131	238,320	0.3%

Stockholders’ Equity
Common stock	6,622	6,493	6,469	6,380	6,298	-4.9%
Retained earnings	6,022	6,077	6,286	6,358	6,474	7.5%
AOCI:
Unrealized investment gains (losses)	3,378	3,929	2,220	1,940	1,149	-66.0%
Foreign currency translation adjustment	(3)	(4)	3	(2)	(5)	-66.7%
Funded status of employee benefit plans	(279)	(272)	(279)	(275)	(299)	-7.2%
Total AOCI	3,096	3,653	1,944	1,663	845	-72.7%
Total stockholders’ equity	15,740	16,223	14,699	14,401	13,617	-13.5%
Total liabilities and stockholders’ equity	$253,377	$258,485	$255,214	$249,532	$251,937	-0.6%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Income (Loss)
Income (loss) from operations	$439	$352	$371	$289	$382	-13.0%	$1,611	$1,395	-13.4%
Net income (loss)	348	300	344	227	283	-18.7%	1,515	1,154	-23.8%

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$1.67	$1.35	$1.46	$1.11	$1.54	-7.8%	$6.03	$5.46	-9.5%
Net income (loss)	1.32	1.15	1.35	0.87	1.14	-13.6%	5.67	4.51	-20.5%

Average Stockholders’ Equity
Average equity, including AOCI	$15,596	$15,982	$15,461	$14,550	$14,009	-10.2%	$14,996	$15,001	0.0%
Average AOCI	3,009	3,374	2,799	1,804	1,254	-58.3%	2,726	2,308	-15.3%
Average equity, excluding AOCI	$12,587	$12,608	$12,662	$12,746	$12,755	1.3%	$12,270	$12,693	3.4%

ROE
Income (loss) from operations	13.9%	11.2%	11.7%	9.1%	12.0%		13.1%	11.0%
Net income (loss)	11.1%	9.5%	10.9%	7.1%	8.9%		12.3%	9.1%

Per Share
Dividends declared during the period	$0.20	$0.20	$0.20	$0.20	$0.25	25.0%	$0.68	$0.85	25.0%
Book value, including AOCI	61.35	64.14	58.58	58.19	55.85	-9.0%	61.35	55.85	-9.0%
Book value, excluding AOCI	49.29	49.70	50.83	51.47	52.38	6.3%	49.29	52.38	6.3%

Shares
Repurchased during the period	3.6	6.0	2.6	3.7	3.7	4.1%	12.5	16.0	28.2%
Average for the period – diluted	263.0	260.6	255.1	253.2	248.9	-5.4%	268.0	254.9	-4.9%
End-of-period – basic	256.6	252.9	250.9	247.5	243.8	-5.0%	256.6	243.8	-5.0%
End-of-period – diluted	261.5	257.2	254.1	251.2	246.7	-5.7%	261.5	246.7	-5.7%

Cash Returned to Common Stockholders
Shares repurchased	$200	$350	$150	$200	$200	0.0%	$650	$900	38.5%
Common dividends	42	51	51	50	49	16.7%	168	202	20.2%
Total cash returned to common stockholders	$242	$401	$201	$250	$249	2.9%	$818	$1,102	34.7%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Income (Loss) from Operations
Annuities	$237	$239	$255	$259	$243	2.5%	$925	$996	7.7%
Retirement Plan Services	42	35	30	42	33	-21.4%	160	140	-12.5%
Life Insurance	193	111	105	36	119	-38.3%	612	370	-39.5%
Group Protection	(7)	(6)	19	17	13	285.7%	23	43	87.0%
Other Operations	(26)	(27)	(38)	(65)	(26)	0.0%	(109)	(154)	-41.3%
Income (loss) from operations	$439	$352	$371	$289	$382	-13.0%	$1,611	$1,395	-13.4%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$3,786	$3,887	$4,073	$4,262	$4,335	14.5%	$3,510	$4,139	17.9%
Retirement Plan Services	1,002	1,006	993	1,010	1,045	4.3%	972	1,014	4.3%
Life Insurance	6,204	6,226	6,422	6,506	6,435	3.7%	6,127	6,397	4.4%
Group Protection	1,227	1,241	1,238	1,228	1,217	-0.8%	1,194	1,231	3.1%
Total segment equity, excluding goodwill	12,219	12,360	12,726	13,006	13,032	6.7%	11,803	12,781	8.3%
Other Operations and goodwill	368	248	(64)	(260)	(277)	NM	467	(88)	NM
Total average equity, excluding AOCI	$12,587	$12,608	$12,662	$12,746	$12,755	1.3%	$12,270	$12,693	3.4%

ROE
Segment ROE, excluding goodwill:
Annuities	25.1%	24.6%	25.0%	24.3%	22.4%		26.4%	24.1%
Retirement Plan Services	16.6%	14.0%	12.0%	16.4%	12.8%		16.4%	13.8%
Life Insurance	12.5%	7.1%	6.5%	2.2%	7.4%		10.0%	5.8%
Group Protection	-2.1%	-2.1%	6.3%	5.4%	4.4%		1.9%	3.5%
Consolidated ROE – income (loss) from operations	13.9%	11.2%	11.7%	9.1%	12.0%		13.1%	11.0%

Lincoln Financial Group
Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Income (Loss) from Operations, Before Income Taxes
Annuities	$297	$293	$328	$328	$309	4.0%	$1,163	$1,258	8.2%
Retirement Plan Services	49	48	39	57	45	-8.2%	211	189	-10.4%
Life Insurance	280	156	152	46	175	-37.5%	907	529	-41.7%
Group Protection	(10)	(10)	30	26	20	300.0%	35	66	88.6%
Other Operations	(40)	(44)	(59)	(93)	(45)	-12.5%	(166)	(240)	-44.6%
Income (loss) from operations, before income taxes	$576	$443	$490	$364	$504	-12.5%	$2,150	$1,802	-16.2%

Sources of Earnings, Before Income Taxes
Investment spread	$202	$164	$175	$136	$179	-11.4%	$778	$656	-15.7%
Mortality/morbidity	167	74	110	48	115	-31.1%	528	345	-34.7%
Fees on AUM	205	205	218	282	219	6.8%	846	924	9.2%
VA riders	42	44	46	(9)	36	-14.3%	164	117	-28.7%
Total sources of earnings, before income taxes	616	487	549	457	549	-10.9%	2,316	2,042	-11.8%
Other Operations	(40)	(44)	(59)	(93)	(45)	-12.5%	(166)	(240)	-44.6%
Income (loss) from operations, before income taxes	$576	$443	$490	$364	$504	-12.5%	$2,150	$1,802	-16.2%

Sources of Earnings, Before Income Taxes, % By Component
Investment spread	32.8%	33.8%	32.0%	29.7%	32.6%		33.6%	32.1%
Mortality/morbidity	27.1%	15.2%	19.9%	10.4%	21.0%		22.8%	16.9%
Fees on AUM	33.3%	42.0%	39.7%	61.9%	39.9%		36.5%	45.3%
VA riders	6.8%	9.0%	8.4%	-2.0%	6.5%		7.1%	5.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Annuities
Operating revenues	$966	$989	$991	$1,060	$1,079	11.7%	$3,746	$4,120	10.0%
Average account values	121,079	122,877	125,820	122,668	122,330	1.0%	118,988	123,570	3.9%
Net flows	555	196	397	536	435	-21.6%	2,645	1,564	-40.9%

Retirement Plan Services
Operating revenues	$277	$273	$270	$282	$276	-0.4%	$1,090	$1,101	1.0%
Average account values	53,739	54,018	55,264	54,184	54,396	1.2%	52,837	54,446	3.0%
Net flows	(936)	115	306	251	(221)	76.4%	(881)	452	151.3%

Life Insurance
Operating revenues	$1,858	$1,432	$1,443	$1,727	$1,348	-27.4%	$6,003	$5,948	-0.9%
Average account values	41,858	42,468	42,891	42,963	43,269	3.4%	41,114	42,898	4.3%
Average in-force face amount	637,935	642,258	646,261	651,256	657,846	3.1%	628,941	649,405	3.3%
Net flows	1,096	888	929	1,019	1,170	6.8%	3,777	4,005	6.0%

Group Protection
Operating revenues	$616	$605	$617	$570	$565	-8.3%	$2,445	$2,357	-3.6%
Non-medical earned premiums	541	535	535	522	516	-4.6%	2,129	2,108	-1.0%

Consolidated
Operating revenues	$3,834	$3,394	$3,417	$3,735	$3,354	-12.5%	$13,716	$13,900	1.3%
Average account values	216,676	219,363	223,975	219,815	219,995	1.5%	212,939	220,914	3.7%
Net flows	715	1,199	1,632	1,806	1,384	93.6%	5,541	6,021	8.7%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Deposits
Annuities	$3,381	$2,990	$3,380	$3,304	$3,018	-10.7%	$13,779	$12,693	-7.9%
Retirement Plan Services	2,332	1,704	1,862	1,884	2,095	-10.2%	7,515	7,545	0.4%
Life Insurance	1,474	1,311	1,344	1,400	1,542	4.6%	5,332	5,597	5.0%
Total deposits	$7,187	$6,005	$6,586	$6,588	$6,655	-7.4%	$26,626	$25,835	-3.0%

Net Flows
Annuities	$555	$196	$397	$536	$435	-21.6%	$2,645	$1,564	-40.9%
Retirement Plan Services	(936)	115	306	251	(221)	76.4%	(881)	452	151.3%
Life Insurance	1,096	888	929	1,019	1,170	6.8%	3,777	4,005	6.0%
Total net flows	$715	$1,199	$1,632	$1,806	$1,384	93.6%	$5,541	$6,021	8.7%

Account Balances as of End-of-Period
Annuities	$122,041	$124,254	$124,535	$118,607	$121,596	-0.4%	$122,041	$121,596	-0.4%
Retirement Plan Services	53,539	54,632	54,989	52,844	54,100	1.0%	53,539	54,100	1.0%
Life Insurance	42,213	42,724	43,059	42,868	43,669	3.4%	42,213	43,669	3.4%
Total account balances	$217,793	$221,610	$222,583	$214,319	$219,365	0.7%	$217,793	$219,365	0.7%

Average Account Balances
Annuities	$121,079	$122,877	$125,820	$122,668	$122,330	1.0%	$118,988	$123,570	3.9%
Retirement Plan Services	53,739	54,018	55,264	54,184	54,396	1.2%	52,837	54,446	3.0%
Life Insurance	41,858	42,468	42,891	42,963	43,269	3.4%	41,114	42,898	4.3%
Total average account balances	$216,676	$219,363	$223,975	$219,815	$219,995	1.5%	$212,939	$220,914	3.7%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Sales
Annuities:
Variable	$3,175	$2,697	$3,015	$2,738	$2,362	-25.6%	$12,521	$10,813	-13.6%
Fixed	206	293	365	566	656	218.4%	1,258	1,880	49.4%
Total Annuities	$3,381	$2,990	$3,380	$3,304	$3,018	-10.7%	$13,779	$12,693	-7.9%

Retirement Plan Services:
First year sales	$1,190	$382	$673	$706	$902	-24.2%	$2,712	$2,664	-1.8%
Recurring deposits	1,142	1,322	1,189	1,178	1,193	4.5%	4,803	4,881	1.6%
Total Retirement Plan Services	$2,332	$1,704	$1,862	$1,884	$2,095	-10.2%	$7,515	$7,545	0.4%

Life Insurance:
UL:
Excluding MoneyGuard® and IUL	$26	$20	$22	$23	$25	-3.8%	$97	$91	-6.2%
MoneyGuard®	47	40	46	52	54	14.9%	163	191	17.2%
IUL	24	15	23	21	27	12.5%	76	86	13.2%
Total UL	97	75	91	96	106	9.3%	336	368	9.5%
VUL	52	45	43	47	58	11.5%	198	192	-3.0%
Term	21	19	21	20	25	19.0%	91	86	-5.5%
Total individual life insurance	170	139	155	163	189	11.2%	625	646	3.4%
COLI and BOLI	22	14	46	10	9	-59.1%	44	79	79.5%
Total Life Insurance	$192	$153	$201	$173	$198	3.1%	$669	$725	8.4%

Group Protection:
Life	$112	$25	$26	$24	$86	-23.2%	$204	$161	-21.1%
Disability	103	22	23	22	94	-8.7%	200	162	-19.0%
Dental	35	9	13	15	43	22.9%	75	79	5.3%
Total Group Protection	$250	$56	$62	$61	$223	-10.8%	$479	$402	-16.1%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Operating Revenues
Annuities	$966	$989	$991	$1,060	$1,079	11.7%	$3,746	$4,120	10.0%
Retirement Plan Services	277	273	270	282	276	-0.4%	1,090	1,101	1.0%
Life Insurance	1,858	1,432	1,443	1,727	1,348	-27.4%	6,003	5,948	-0.9%
Group Protection	616	605	617	570	565	-8.3%	2,445	2,357	-3.6%
Other Operations	117	95	96	96	86	-26.5%	432	374	-13.4%
Total	$3,834	$3,394	$3,417	$3,735	$3,354	-12.5%	$13,716	$13,900	1.3%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$126	$109	$118	$113	$120	-4.8%	$455	$459	0.9%
Retirement Plan Services	82	71	78	77	80	-2.4%	294	306	4.1%
Life Insurance	124	108	114	105	115	-7.3%	435	442	1.6%
Group Protection	75	67	71	70	72	-4.0%	267	279	4.5%
Other Operations	35	14	26	56	18	-48.6%	83	115	38.6%
Total	$442	$369	$407	$421	$405	-8.4%	$1,534	$1,601	4.4%

General and Administrative Expenses,
Net of Amounts Capitalized, As a Percentage
of Operating Revenues
Annuities	13.0%	11.1%	11.9%	10.6%	11.1%		12.1%	11.1%
Retirement Plan Services	29.6%	25.9%	28.9%	27.2%	29.0%		27.0%	27.8%
Life Insurance	6.7%	7.6%	7.9%	6.1%	8.5%		7.2%	7.4%
Group Protection	12.3%	11.1%	11.4%	12.2%	12.7%		10.9%	11.9%
Other Operations	29.7%	14.3%	27.5%	57.9%	22.0%		19.2%	30.7%
Total	11.5%	10.9%	11.9%	11.3%	12.1%		11.2%	11.5%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$501	$416	$452	$468	$465	-7.2%	$1,735	$1,800	3.7%
Commissions	617	577	602	598	623	1.0%	2,398	2,400	0.1%
Media expenses	16	14	14	-	-	-100.0%	60	29	-51.7%
Taxes, licenses and fees	52	74	57	63	46	-11.5%	246	240	-2.4%
Interest and debt expense	67	68	69	67	68	1.5%	268	272	1.5%
Expenses associated with reserve financing
and unrelated letters of credit	16	19	18	18	18	12.5%	68	73	7.4%
Total operating commissions and other
expenses incurred	1,269	1,168	1,212	1,214	1,220	-3.9%	4,775	4,814	0.8%

Less Amounts Capitalized
General and administrative expenses	(59)	(47)	(45)	(47)	(60)	-1.7%	(201)	(199)	1.0%
Commissions	(345)	(296)	(313)	(320)	(340)	1.4%	(1,315)	(1,268)	3.6%
Taxes, licenses and fees	(8)	(8)	(8)	(8)	(7)	12.5%	(30)	(31)	-3.3%
Total amounts capitalized	(412)	(351)	(366)	(375)	(407)	1.2%	(1,546)	(1,498)	3.1%
Total expenses incurred, net of amounts
capitalized, excluding amortization	857	817	846	839	813	-5.1%	3,229	3,316	2.7%

Amortization
Amortization of DAC and VOBA	358	261	237	674	110	-69.3%	1,111	1,283	15.5%
Amortization of intangibles	1	1	1	1	1	0.0%	4	4	0.0%
Total amortization	359	262	238	675	111	-69.1%	1,115	1,287	15.4%
Total operating commissions and
other expenses	$1,216	$1,079	$1,084	$1,514	$924	-24.0%	$4,344	$4,603	6.0%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Annuities
Earned rate on reserves	4.31%	4.24%	4.20%	4.19%	4.12%	(19)	4.44%	4.18%	(26)
Prepayment and make whole premiums	0.37%	0.20%	0.06%	0.18%	0.15%	(22)	0.17%	0.15%	(2)
Net investment income yield on reserves	4.68%	4.44%	4.26%	4.37%	4.27%	(41)	4.61%	4.33%	(28)
Interest rate credited to contract holders	2.75%	2.64%	2.61%	2.56%	2.53%	(22)	2.79%	2.57%	(22)
Interest rate spread	1.93%	1.80%	1.65%	1.81%	1.74%	(19)	1.82%	1.76%	(6)

Retirement Plan Services
Earned rate on reserves	4.67%	4.65%	4.61%	4.71%	4.62%	(5)	4.78%	4.65%	(13)
Prepayment and make whole premiums	0.33%	0.18%	0.03%	0.19%	0.12%	(21)	0.18%	0.13%	(5)
Net investment income yield on reserves	5.00%	4.83%	4.64%	4.90%	4.74%	(26)	4.96%	4.78%	(18)
Interest rate credited to contract holders	3.00%	3.02%	3.01%	3.01%	3.01%	1	3.04%	3.02%	(2)
Interest rate spread	2.00%	1.81%	1.63%	1.89%	1.73%	(27)	1.92%	1.76%	(16)

Life Insurance
Attributable to interest-sensitive products:
Earned rate on reserves	5.37%	5.34%	5.33%	5.33%	5.34%	(3)	5.41%	5.34%	(7)
Prepayment and make whole premiums	0.29%	0.18%	0.03%	0.14%	0.08%	(21)	0.14%	0.11%	(3)
Alternative investments	0.06%	0.05%	0.18%	0.33%	-0.01%	(7)	0.17%	0.14%	(3)
Net investment income yield on reserves	5.72%	5.57%	5.54%	5.80%	5.41%	(31)	5.72%	5.59%	(13)
Interest rate credited to contract holders	3.96%	3.89%	3.97%	3.92%	3.97%	1	3.95%	3.94%	(1)
Interest rate spread	1.76%	1.68%	1.57%	1.88%	1.44%	(32)	1.77%	1.65%	(12)

Attributable to traditional products:
Earned rate on reserves	5.54%	5.24%	5.08%	5.15%	5.23%	(31)	5.53%	5.18%	(35)
Prepayment and make whole premiums	0.17%	0.15%	0.04%	0.10%	0.12%	(5)	0.23%	0.10%	(13)
Alternative investments	-0.04%	0.00%	0.00%	0.00%	0.00%	4	-0.01%	0.00%	1
Net investment income yield on reserves	5.67%	5.39%	5.12%	5.25%	5.35%	(32)	5.75%	5.28%	(47)

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

						As of 12/31/14		As of 12/31/15
						Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds						$74,545	83.6%	$74,032	84.5%
U.S. government bonds						435	0.5%	429	0.5%
Foreign government bonds						541	0.6%	524	0.6%
Mortgage-backed securities						4,796	5.4%	4,104	4.7%
Asset-backed collateralized debt obligations						375	0.4%	589	0.7%
State and municipal bonds						4,594	5.2%	4,480	5.1%
Hybrid and redeemable preferred securities						954	1.1%	806	0.9%
VIEs’ fixed maturity securities						598	0.7%	598	0.7%
Equity securities						231	0.3%	237	0.3%
Total AFS securities						87,069	97.8%	85,799	98.0%
Trading securities						2,065	2.2%	1,854	2.0%
Total AFS and trading securities						$89,134	100.0%	$87,653	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities						$80,960	99.7%	$84,241	99.7%
Equity securities						216	0.3%	226	0.3%
Total AFS and trading securities						$81,176	100.0%	$84,467	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade							95.0%		95.1%
Below investment grade							5.0%		4.9%

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Net Investment Income	$1,232	$1,187	$1,187	$1,254	$1,200	-2.6%	$4,859	$4,827	-0.7%

Average Invested Assets, at Amortized Cost	93,251	94,379	95,496	96,121	97,122	4.2%	92,215	95,780	3.9%

Net Investment Income Yield	5.29%	5.03%	4.97%	5.22%	4.94%	(35)	5.27%	5.04%	(23)

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$43	$43	$47	$45	$43	0.0%	$165	$178	7.9%
Total excluded realized gain (loss)	(149)	(91)	(37)	(18)	(183)	-22.8%	(165)	(329)	-99.4%
Total realized gain (loss), pre-tax	$(106)	$(48)	$10	$27	$(140)	-32.1%	$-	$(151)	NM

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(19)	$(10)	$(14)	$(26)	$(35)	-84.2%	$(47)	$(86)	-83.0%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(52)	(35)	-	(102)	(13)	75.0%	(24)	(150)	NM
GLB non-performance risk component	16	7	(8)	84	(43)	NM	20	40	100.0%
Total variable annuity net derivative results	(36)	(28)	(8)	(18)	(56)	-55.6%	(4)	(110)	NM
Indexed annuity forward-starting option	(9)	(13)	(4)	(18)	(8)	11.1%	(20)	(45)	NM
Gain (loss) on sale of subsidiaries/businesses	(28)	(1)	(1)	-	-	100.0%	(28)	(2)	92.9%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(92)	$(52)	$(27)	$(62)	$(99)	-7.6%	$(99)	$(243)	NM

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(3)	$(8)	$(5)	$(12)	$(10)	NM	$(10)	$(35)	NM
Other realized gain (loss) related to
certain investments	(1)	(9)	4	(4)	(12)	NM	(2)	(22)	NM
Gain (loss) on the mark-to-market
on certain instruments	(15)	7	(13)	(10)	(13)	13.3%	(35)	(29)	17.1%
Total realized gain (loss) related
to investments, after-tax	$(19)	$(10)	$(14)	$(26)	$(35)	-84.2%	$(47)	$(86)	-83.0%

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change
Leverage Ratio
Short-term debt	$250	$250	$-	$-	$-	-100.0%
Long-term debt	5,270	5,627	5,529	5,604	5,582	5.9%
Total debt (1)	5,520	5,877	5,529	5,604	5,582	1.1%
Less:
Long-term operating debt (2)	1,123	1,123	1,123	1,123	1,123	0.0%
75% of capital securities	909	909	909	909	909	0.0%
Carrying value of fair value hedges	259	315	217	292	270	4.2%
Total numerator	$3,229	$3,530	$3,280	$3,280	$3,280	1.6%

Stockholders’ equity, excluding AOCI	$12,644	$12,570	$12,755	$12,738	$12,772	1.0%
Total debt (1)	5,520	5,877	5,529	5,604	5,582	1.1%
Total denominator	$18,164	$18,447	$18,284	$18,342	$18,354	1.0%

Leverage ratio	17.8%	19.1%	17.9%	17.9%	17.9%

Holding Company Available Liquidity	$554	$786	$545	$505	$608	9.7%

			Ratings as of February 3, 2016
						Standard
			A.M. Best	Fitch	Moody’s	& Poor’s
Senior Debt Ratings			a-	BBB+	Baa1	A-

Financial Strength Ratings
Lincoln National Life Insurance Company			A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company			A	A+	A1	A-
Lincoln Life & Annuity Company of New York			A+	A+	A1	AA-

(1) Excludes obligations under capital leases of $130 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$47	$79	$55	$129	$154	227.7%	$174	$418	140.2%
Fee income	507	510	531	520	517	2.0%	1,960	2,077	6.0%
Net investment income	260	247	247	257	252	-3.1%	1,033	1,004	-2.8%
Operating realized gain (loss)	42	43	45	45	44	4.8%	161	176	9.3%
Other revenues	110	110	113	109	112	1.8%	418	445	6.5%
Total operating revenues	966	989	991	1,060	1,079	11.7%	3,746	4,120	10.0%
Operating expenses:
Interest credited	150	143	139	134	135	-10.0%	610	551	-9.7%
Benefits	92	129	90	219	214	132.6%	359	652	81.6%
Commissions incurred	266	249	267	261	257	-3.4%	1,057	1,034	-2.2%
Other expenses incurred	234	222	231	220	227	-3.0%	876	900	2.7%
Amounts capitalized	(168)	(147)	(165)	(160)	(146)	13.1%	(681)	(617)	9.4%
Amortization	95	100	101	58	83	-12.6%	362	342	-5.5%
Total operating expenses	669	696	663	732	770	15.1%	2,583	2,862	10.8%
Income (loss) from operations before taxes	297	293	328	328	309	4.0%	1,163	1,258	8.2%
Federal income tax expense (benefit)	60	54	73	69	66	10.0%	238	262	10.1%
Income (loss) from operations	$237	$239	$255	$259	$243	2.5%	$925	$996	7.7%

Effective Federal Income Tax Rate	20.1%	18.2%	22.4%	20.9%	21.4%		20.5%	20.8%

Average Equity, Excluding Goodwill and AOCI	$3,786	$3,887	$4,073	$4,262	$4,335	14.5%	$3,510	$4,139	17.9%

ROE, Excluding Goodwill	25.1%	24.6%	25.0%	24.3%	22.4%		26.4%	24.1%

Return on Average Account Values	78	78	81	84	79	1	78	81	3

Account Values
Separate account values:
Average	$99,827	$101,970	$104,794	$101,515	$100,842	1.0%	$97,694	$102,275	4.7%
End-of-period	100,823	102,976	103,408	97,409	99,908	-0.9%	100,823	99,908	-0.9%
General account values:
Average	21,252	20,907	21,026	21,153	21,488	1.1%	21,294	21,295	0.0%
End-of-period	21,218	21,278	21,127	21,198	21,688	2.2%	21,218	21,688	2.2%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$62	$62	$61	$60	$61	-1.6%	$246	$243	-1.2%
Net investment income	213	208	206	219	213	0.0%	831	846	1.8%
Other revenues	2	3	3	3	2	0.0%	13	12	-7.7%
Total operating revenues	277	273	270	282	276	-0.4%	1,090	1,101	1.0%
Operating expenses:
Interest credited	119	123	123	124	126	5.9%	473	496	4.9%
Benefits	-	-	1	-	-	NM	1	1	0.0%
Commissions incurred	18	20	20	19	19	5.6%	72	77	6.9%
Other expenses incurred	91	80	85	83	88	-3.3%	326	337	3.4%
Amounts capitalized	(9)	(7)	(7)	(6)	(9)	0.0%	(30)	(29)	3.3%
Amortization	9	9	9	5	7	-22.2%	37	30	-18.9%
Total operating expenses	228	225	231	225	231	1.3%	879	912	3.8%
Income (loss) from operations before taxes	49	48	39	57	45	-8.2%	211	189	-10.4%
Federal income tax expense (benefit)	7	13	9	15	12	71.4%	51	49	-3.9%
Income (loss) from operations	$42	$35	$30	$42	$33	-21.4%	$160	$140	-12.5%

Effective Federal Income Tax Rate	16.0%	26.8%	24.1%	27.3%	25.4%		24.1%	26.1%

Average Equity, Excluding Goodwill and AOCI	$1,002	$1,006	$993	$1,010	$1,045	4.3%	$972	$1,014	4.3%

ROE, Excluding Goodwill	16.6%	14.0%	12.0%	16.4%	12.8%		16.4%	13.8%

Pre-tax Net Margin	31.3%	32.1%	26.8%	36.2%	29.8%		34.1%	31.3%

Return on Average Account Values	31	26	22	31	25	(6)	30	26	(4)

Average Account Values
Separate account	$15,218	$15,275	$15,391	$14,529	$14,263	-6.3%	$15,259	$14,861	-2.6%
Mutual fund	22,732	22,499	23,505	23,103	23,469	3.2%	22,023	23,139	5.1%
General account	15,789	16,244	16,368	16,552	16,664	5.5%	15,555	16,446	5.7%

Net Flows – Trailing Twelve Months	$(881)	$(405)	$(465)	$(264)	$452	151.3%	$(881)	$452	151.3%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$133	$149	$160	$166	$174	30.8%	$558	$649	16.3%
Fee income	656	649	647	890	538	-18.0%	2,466	2,724	10.5%
Net investment income	639	626	626	662	628	-1.7%	2,529	2,541	0.5%
Operating realized gain (loss)	1	-	2	-	(1)	NM	3	2	-33.3%
Other revenues	429	8	8	9	9	-97.9%	447	32	-92.8%
Total operating revenues	1,858	1,432	1,443	1,727	1,348	-27.4%	6,003	5,948	-0.9%
Operating expenses:
Interest credited	341	338	345	344	352	3.2%	1,349	1,377	2.1%
Benefits	825	650	673	578	661	-19.9%	2,435	2,561	5.2%
Commissions incurred	182	162	160	175	199	9.3%	690	698	1.2%
Other expenses incurred	196	185	183	182	181	-7.7%	727	731	0.6%
Amounts capitalized	(206)	(179)	(182)	(193)	(224)	-8.7%	(760)	(779)	-2.5%
Amortization	240	120	112	595	4	-98.3%	655	831	26.9%
Total operating expenses	1,578	1,276	1,291	1,681	1,173	-25.7%	5,096	5,419	6.3%
Income (loss) from operations before taxes	280	156	152	46	175	-37.5%	907	529	-41.7%
Federal income tax expense (benefit)	87	45	47	10	56	-35.6%	295	159	-46.1%
Income (loss) from operations	$193	$111	$105	$36	$119	-38.3%	$612	$370	-39.5%

Effective Federal Income Tax Rate	31.0%	28.8%	31.4%	22.5%	31.6%		32.5%	29.9%

Average Equity, Excluding Goodwill and AOCI	$6,204	$6,226	$6,422	$6,506	$6,435	3.7%	$6,127	$6,397	4.4%

ROE, Excluding Goodwill	12.5%	7.1%	6.5%	2.2%	7.4%		10.0%	5.8%

Average Account Values	$41,858	$42,468	$42,891	$42,963	$43,269	3.4%	$41,114	$42,898	4.3%

In-Force Face Amount
UL and other	$324,356	$324,815	$326,026	$328,115	$331,299	2.1%	$324,356	$331,299	2.1%
Term insurance	316,513	318,832	322,848	325,522	330,755	4.5%	316,513	330,755	4.5%
Total in-force face amount	$640,869	$643,647	$648,874	$653,637	$662,054	3.3%	$640,869	$662,054	3.3%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$567	$561	$567	$519	$516	-9.0%	$2,252	$2,163	-4.0%
Net investment income	46	43	47	48	45	-2.2%	180	184	2.2%
Other revenues	3	1	3	3	4	33.3%	13	10	-23.1%
Total operating revenues	616	605	617	570	565	-8.3%	2,445	2,357	-3.6%
Operating expenses:
Interest credited	1	1	1	-	1	0.0%	4	2	-50.0%
Benefits	460	440	421	386	387	-15.9%	1,774	1,635	-7.8%
Commissions incurred	70	66	69	62	63	-10.0%	273	260	-4.8%
Other expenses incurred	111	94	93	95	104	-6.3%	377	386	2.4%
Amounts capitalized	(30)	(17)	(12)	(16)	(27)	10.0%	(75)	(72)	4.0%
Amortization	14	31	15	17	17	21.4%	57	80	40.4%
Total operating expenses	626	615	587	544	545	-12.9%	2,410	2,291	-4.9%
Income (loss) from operations before taxes	(10)	(10)	30	26	20	300.0%	35	66	88.6%
Federal income tax expense (benefit)	(3)	(4)	11	9	7	NM	12	23	91.7%
Income (loss) from operations	$(7)	$(6)	$19	$17	$13	285.7%	$23	$43	87.0%

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	35.0%	35.0%		35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,227	$1,241	$1,238	$1,228	$1,217	-0.8%	$1,194	$1,231	3.1%

ROE, Excluding Goodwill	-2.1%	-2.1%	6.3%	5.4%	4.4%		1.9%	3.5%

Loss Ratios by Product Line
Life	75.5%	77.7%	72.0%	70.5%	72.3%		76.9%	73.1%
Disability	89.2%	79.7%	75.4%	79.3%	79.5%		81.6%	78.4%
Dental	68.6%	73.0%	72.3%	70.3%	69.1%		71.1%	71.2%
Total non-medical	81.0%	78.1%	73.6%	74.5%	75.3%		78.4%	75.4%

Lincoln Financial Group
Other Operations and Discontinued Operations - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Other Operations
Operating revenues:
Insurance premiums	$5	$-	$1	$11	$4	-20.0%	$5	$18	260.0%
Net investment income	75	63	61	67	62	-17.3%	286	252	-11.9%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%	71	71	0.0%
Media revenues	19	14	16	-	-	-100.0%	68	31	-54.4%
Other revenues	-	-	-	-	2	NM	2	2	0.0%
Total operating revenues	117	95	96	96	86	-26.5%	432	374	-13.4%
Operating expenses:
Interest credited	20	21	20	20	19	-5.0%	96	80	-16.7%
Benefits	34	27	30	52	31	-8.8%	121	140	15.7%
Media expenses	16	14	14	-	-	-100.0%	60	29	-51.7%
Commissions and other expenses	20	9	22	50	13	-35.0%	53	93	75.5%
Interest and debt expenses	67	68	69	67	68	1.5%	268	272	1.5%
Total operating expenses	157	139	155	189	131	-16.6%	598	614	2.7%
Income (loss) from operations before taxes	(40)	(44)	(59)	(93)	(45)	-12.5%	(166)	(240)	-44.6%
Federal income tax expense (benefit)	(14)	(17)	(21)	(28)	(19)	-35.7%	(57)	(86)	-50.9%
Income (loss) from operations	$(26)	$(27)	$(38)	$(65)	$(26)	0.0%	$(109)	$(154)	-41.3%

Discontinued Operations
Gain (loss) on disposal before taxes	$1	$-	$-	$-	$-	-100.0%	$1	$-	-100.0%
Federal income tax expense (benefit)	-	-	-	-	-	NM	-	-	NM
Gain (loss) on disposal	$1	$-	$-	$-	$-	-100.0%	$1	$-	-100.0%

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
DAC and VOBA
Balance as of beginning-of-period	$8,372	$8,207	$8,156	$9,150	$8,866	5.9%	$8,886	$8,207	-7.6%
Business acquired (sold) through reinsurance	-	-	15	2	-	NM	2	16	NM
Deferrals	412	351	366	375	407	-1.2%	1,546	1,498	-3.1%
Operating amortization	(358)	(261)	(237)	(675)	(110)	69.3%	(1,112)	(1,283)	-15.4%
Deferrals, net of operating amortization	54	90	129	(300)	297	NM	434	215	-50.5%
Amortization associated with benefit ratio unlocking	(1)	(2)	1	14	(2)	-100.0%	(2)	11	NM
Adjustment related to realized (gains) losses	4	3	(15)	(24)	19	NM	(32)	(16)	50.0%
Adjustment related to unrealized (gains) losses	(222)	(142)	864	24	330	248.6%	(1,081)	1,077	199.6%
Balance as of end-of-period	$8,207	$8,156	$9,150	$8,866	$9,510	15.9%	$8,207	$9,510	15.9%

DSI
Balance as of beginning-of-period	$242	$240	$235	$244	$245	1.2%	$267	$240	-10.1%
Deferrals	3	7	8	5	8	166.7%	13	29	123.1%
Operating amortization	(9)	(9)	(8)	(6)	(7)	22.2%	(36)	(31)	13.9%
Deferrals, net of operating amortization	(6)	(2)	-	(1)	1	116.7%	(23)	(2)	91.3%
Amortization associated with benefit ratio unlocking	-	-	-	1	-	NM	-	-	NM
Adjustment related to realized (gains) losses	-	-	(1)	(1)	1	NM	(4)	(1)	75.0%
Adjustment related to unrealized (gains) losses	4	(3)	10	2	9	125.0%	-	19	NM
Balance as of end-of-period	$240	$235	$244	$245	$256	6.7%	$240	$256	6.7%

DFEL
Balance as of beginning-of-period	$1,523	$1,401	$1,322	$1,797	$1,593	4.6%	$1,938	$1,401	-27.7%
Deferrals	123	120	128	141	150	22.0%	402	539	34.1%
Operating amortization	(121)	(76)	(73)	(306)	78	164.5%	(385)	(377)	2.1%
Deferrals, net of operating amortization	2	44	55	(165)	228	NM	17	162	NM
Amortization associated with benefit ratio unlocking	-	-	-	2	(1)	NM	-	1	NM
Adjustment related to realized (gains) losses	-	-	(2)	(3)	1	NM	(6)	(4)	33.3%
Adjustment related to unrealized (gains) losses	(124)	(123)	422	(38)	131	205.6%	(548)	392	171.5%
Balance as of end-of-period	$1,401	$1,322	$1,797	$1,593	$1,952	39.3%	$1,401	$1,952	39.3%

Lincoln Financial Group
Annuities – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
DAC and VOBA
Balance as of beginning-of-period	$2,951	$3,063	$3,088	$3,248	$3,374	14.3%	$2,770	$3,063	10.6%
Deferrals	168	147	165	160	146	-13.1%	681	617	-9.4%
Operating amortization	(95)	(100)	(101)	(58)	(83)	12.6%	(362)	(342)	5.5%
Deferrals, net of operating amortization	73	47	64	102	63	-13.7%	319	275	-13.8%
Amortization associated with benefit ratio unlocking	(1)	(2)	1	14	(2)	-100.0%	(2)	11	NM
Adjustment related to realized (gains) losses	9	7	(9)	(21)	22	144.4%	(12)	(1)	91.7%
Adjustment related to unrealized (gains) losses	31	(27)	104	31	101	225.8%	(12)	210	NM
Balance as of end-of-period	$3,063	$3,088	$3,248	$3,374	$3,558	16.2%	$3,063	$3,558	16.2%

DSI
Balance as of beginning-of-period	$231	$227	$221	$228	$228	-1.3%	$259	$227	-12.4%
Deferrals	2	5	7	3	6	200.0%	6	21	250.0%
Operating amortization	(9)	(9)	(8)	(6)	(7)	22.2%	(35)	(29)	17.1%
Deferrals, net of operating amortization	(7)	(4)	(1)	(3)	(1)	85.7%	(29)	(8)	72.4%
Amortization associated with benefit ratio unlocking	-	-	-	1	-	NM	-	-	NM
Adjustment related to realized (gains) losses	-	-	(1)	(1)	1	NM	(4)	(1)	75.0%
Adjustment related to unrealized (gains) losses	3	(2)	9	3	8	166.7%	1	18	NM
Balance as of end-of-period	$227	$221	$228	$228	$236	4.0%	$227	$236	4.0%

DFEL
Balance as of beginning-of-period	$263	$266	$266	$265	$266	1.1%	$265	$266	0.4%
Deferrals	10	8	10	10	10	0.0%	34	38	11.8%
Operating amortization	(7)	(8)	(9)	(8)	(5)	28.6%	(29)	(31)	-6.9%
Deferrals, net of operating amortization	3	-	1	2	5	66.7%	5	7	40.0%
Amortization associated with benefit ratio unlocking	-	-	-	2	(1)	NM	-	1	NM
Adjustment related to realized (gains) losses	-	-	(2)	(3)	3	NM	(4)	(2)	50.0%
Adjustment related to unrealized (gains) losses	-	-	-	-	-	NM	-	1	NM
Balance as of end-of-period	$266	$266	$265	$266	$273	2.6%	$266	$273	2.6%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection – DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
DAC and VOBA – Retirement Plan Services
Balance as of beginning-of-period	$147	$148	$148	$183	$185	25.9%	$173	$148	-14.5%
Deferrals	9	7	7	6	9	0.0%	30	29	-3.3%
Operating amortization	(9)	(9)	(9)	(5)	(7)	22.2%	(37)	(30)	18.9%
Deferrals, net of operating amortization	-	(2)	(2)	1	2	NM	(7)	(1)	85.7%
Adjustment related to unrealized (gains) losses	1	2	37	1	29	NM	(18)	69	NM
Balance as of end-of-period	$148	$148	$183	$185	$216	45.9%	$148	$216	45.9%

DAC and VOBA – Life Insurance
Balance as of beginning-of-period	$5,043	$4,749	$4,686	$5,489	$5,078	0.7%	$5,713	$4,749	-16.9%
Business acquired (sold) through reinsurance	-	-	15	2	-	NM	2	16	NM
Deferrals	206	179	182	193	224	8.7%	760	779	2.5%
Operating amortization	(240)	(120)	(112)	(595)	(4)	98.3%	(655)	(831)	-26.9%
Deferrals, net of operating amortization	(34)	59	70	(402)	220	NM	105	(52)	NM
Adjustment related to realized (gains) losses	(4)	(4)	(5)	(3)	(3)	25.0%	(18)	(15)	16.7%
Adjustment related to unrealized (gains) losses	(256)	(118)	723	(8)	200	178.1%	(1,053)	797	175.7%
Balance as of end-of-period	$4,749	$4,686	$5,489	$5,078	$5,495	15.7%	$4,749	$5,495	15.7%

DFEL – Life Insurance
Balance as of beginning-of-period	$1,259	$1,135	$1,056	$1,532	$1,327	5.4%	$1,673	$1,135	-32.2%
Deferrals	114	111	119	131	140	22.8%	369	501	35.8%
Operating amortization	(115)	(67)	(64)	(298)	83	172.2%	(356)	(347)	2.5%
Deferrals, net of operating amortization	(1)	44	55	(167)	223	NM	13	154	NM
Adjustment related to realized (gains) losses	(1)	(1)	(1)	-	(1)	0.0%	(2)	(2)	0.0%
Adjustment related to unrealized (gains) losses	(122)	(122)	422	(38)	130	206.6%	(549)	392	171.4%
Balance as of end-of-period	$1,135	$1,056	$1,532	$1,327	$1,679	47.9%	$1,135	$1,679	47.9%

DAC and VOBA – Group Protection
Balance as of beginning-of-period	$232	$248	$234	$231	$230	-0.9%	$230	$248	7.8%
Deferrals	30	17	12	16	27	-10.0%	75	72	-4.0%
Operating amortization	(14)	(31)	(15)	(17)	(17)	-21.4%	(57)	(80)	-40.4%
Deferrals, net of operating amortization	16	(14)	(3)	(1)	10	-37.5%	18	(8)	NM
Balance as of end-of-period	$248	$234	$231	$230	$240	-3.2%	$248	$240	-3.2%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Fixed Annuities
Balance as of beginning-of-period	$18,746	$18,661	$18,651	$18,597	$18,672	-0.4%	$18,552	$18,661	0.6%
Gross deposits	206	293	365	566	656	218.4%	1,258	1,880	49.4%
Withdrawals and deaths	(481)	(454)	(543)	(525)	(452)	6.0%	(1,841)	(1,974)	-7.2%
Net flows	(275)	(161)	(178)	41	204	174.2%	(583)	(94)	83.9%
Reinvested interest credited	188	146	117	31	200	6.4%	686	494	-28.0%
Sales inducements deferred	2	5	7	3	6	200.0%	6	21	250.0%
Balance as of end-of-period, gross	18,661	18,651	18,597	18,672	19,082	2.3%	18,661	19,082	2.3%
Reinsurance ceded	(693)	(676)	(662)	(645)	(631)	8.9%	(693)	(631)	8.9%
Balance as of end-of-period, net	$17,968	$17,975	$17,935	$18,027	$18,451	2.7%	$17,968	$18,451	2.7%

Variable Annuities
Balance as of beginning-of-period	$102,238	$104,073	$106,279	$106,600	$100,581	-1.6%	$97,298	$104,073	7.0%
Gross deposits	3,175	2,697	3,015	2,738	2,362	-25.6%	12,521	10,813	-13.6%
Withdrawals and deaths	(2,345)	(2,340)	(2,440)	(2,243)	(2,131)	9.1%	(9,293)	(9,155)	1.5%
Net flows	830	357	575	495	231	-72.2%	3,228	1,658	-48.6%
Change in market value and reinvestment	1,005	1,849	(254)	(6,514)	2,334	132.2%	3,547	(2,585)	NM
Balance as of end-of-period, gross	104,073	106,279	106,600	100,581	103,146	-0.9%	104,073	103,146	-0.9%
Reinsurance ceded	-	-	-	(1)	(1)	NM	-	(1)	NM
Balance as of end-of-period, net	$104,073	$106,279	$106,600	$100,580	$103,145	-0.9%	$104,073	$103,145	-0.9%

Total
Balance as of beginning-of-period	$120,984	$122,734	$124,930	$125,197	$119,253	-1.4%	$115,850	$122,734	5.9%
Gross deposits	3,381	2,990	3,380	3,304	3,018	-10.7%	13,779	12,693	-7.9%
Withdrawals and deaths	(2,826)	(2,794)	(2,983)	(2,768)	(2,583)	8.6%	(11,134)	(11,129)	0.0%
Net flows	555	196	397	536	435	-21.6%	2,645	1,564	-40.9%
Change in market value and reinvestment	1,193	1,995	(137)	(6,483)	2,534	112.4%	4,233	(2,091)	NM
Sales inducements deferred	2	5	7	3	6	200.0%	6	21	250.0%
Balance as of end-of-period, gross	122,734	124,930	125,197	119,253	122,228	-0.4%	122,734	122,228	-0.4%
Reinsurance ceded	(693)	(676)	(662)	(646)	(632)	8.8%	(693)	(632)	8.8%
Balance as of end-of-period, net	$122,041	$124,254	$124,535	$118,607	$121,596	-0.4%	$122,041	$121,596	-0.4%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Small Market
Balance as of beginning-of-period	$8,459	$8,574	$8,676	$8,643	$8,250	-2.5%	$8,203	$8,574	4.5%
Gross deposits	485	453	451	530	698	43.9%	1,812	2,132	17.7%
Withdrawals and deaths	(505)	(472)	(449)	(442)	(508)	-0.6%	(1,779)	(1,871)	-5.2%
Net flows	(20)	(19)	2	88	190	NM	33	261	NM
Transfers between fixed and variable accounts	7	2	(10)	1	(14)	NM	9	(21)	NM
Change in market value and reinvestment	128	119	(25)	(482)	227	77.3%	329	(161)	NM
Balance as of end-of-period	$8,574	$8,676	$8,643	$8,250	$8,653	0.9%	$8,574	$8,653	0.9%

Mid – Large Market
Balance as of beginning-of-period	$28,062	$28,067	$29,040	$29,622	$28,597	1.9%	$26,468	$28,067	6.0%
Gross deposits	1,716	1,116	1,279	1,214	1,262	-26.5%	5,110	4,872	-4.7%
Withdrawals and deaths	(2,370)	(729)	(724)	(855)	(1,447)	38.9%	(5,078)	(3,755)	26.1%
Net flows	(654)	387	555	359	(185)	71.7%	32	1,117	NM
Transfers between fixed and variable accounts	(6)	(15)	13	14	23	NM	(4)	34	NM
Change in market value and reinvestment	665	601	14	(1,398)	844	26.9%	1,571	61	-96.1%
Balance as of end-of-period	$28,067	$29,040	$29,622	$28,597	$29,279	4.3%	$28,067	$29,279	4.3%

Multi-Fund® and Other
Balance as of beginning-of-period	$16,841	$16,898	$16,916	$16,724	$15,997	-5.0%	$16,947	$16,898	-0.3%
Gross deposits	131	135	132	140	135	3.1%	593	541	-8.8%
Withdrawals and deaths	(393)	(388)	(383)	(336)	(361)	8.1%	(1,539)	(1,467)	4.7%
Net flows	(262)	(253)	(251)	(196)	(226)	13.7%	(946)	(926)	2.1%
Change in market value and reinvestment	319	271	59	(531)	397	24.5%	897	196	-78.1%
Balance as of end-of-period	$16,898	$16,916	$16,724	$15,997	$16,168	-4.3%	$16,898	$16,168	-4.3%

Total
Balance as of beginning-of-period	$53,362	$53,539	$54,632	$54,989	$52,844	-1.0%	$51,618	$53,539	3.7%
Gross deposits	2,332	1,704	1,862	1,884	2,095	-10.2%	7,515	7,545	0.4%
Withdrawals and deaths	(3,268)	(1,589)	(1,556)	(1,633)	(2,316)	29.1%	(8,396)	(7,093)	15.5%
Net flows	(936)	115	306	251	(221)	76.4%	(881)	452	151.3%
Transfers between fixed and variable accounts	1	(13)	3	15	9	NM	5	13	160.0%
Change in market value and reinvestment	1,112	991	48	(2,411)	1,468	32.0%	2,797	96	-96.6%
Balance as of end-of-period	$53,539	$54,632	$54,989	$52,844	$54,100	1.0%	$53,539	$54,100	1.0%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$34,315	$34,612	$34,753	$34,930	$35,213	2.6%	$33,721	$34,612	2.6%
Deposits	1,029	921	964	1,012	1,082	5.2%	3,721	3,979	6.9%
Withdrawals and deaths	(256)	(299)	(299)	(214)	(208)	18.8%	(1,060)	(1,020)	3.8%
Net flows	773	622	665	798	874	13.1%	2,661	2,959	11.2%
Contract holder assessments	(819)	(814)	(830)	(855)	(882)	-7.7%	(3,115)	(3,381)	-8.5%
Reinvested interest credited	343	333	342	340	340	-0.9%	1,345	1,355	0.7%
Balance as of end-of-period, gross	34,612	34,753	34,930	35,213	35,545	2.7%	34,612	35,545	2.7%
Reinsurance ceded	(784)	(782)	(773)	(770)	(763)	2.7%	(784)	(763)	2.7%
Balance as of end-of-period, net	$33,828	$33,971	$34,157	$34,443	$34,782	2.8%	$33,828	$34,782	2.8%

VUL
Balance as of beginning-of-period	$8,854	$9,263	$9,635	$9,766	$9,213	4.1%	$8,094	$9,263	14.4%
Deposits	445	390	380	388	460	3.4%	1,611	1,618	0.4%
Withdrawals and deaths	(122)	(124)	(116)	(167)	(164)	-34.4%	(495)	(572)	-15.6%
Net flows	323	266	264	221	296	-8.4%	1,116	1,046	-6.3%
Contract holder assessments	(128)	(130)	(127)	(132)	(143)	-11.7%	(477)	(533)	-11.7%
Change in market value and reinvestment	214	236	(6)	(642)	330	54.2%	530	(80)	NM
Balance as of end-of-period, gross	9,263	9,635	9,766	9,213	9,696	4.7%	9,263	9,696	4.7%
Reinsurance ceded	(878)	(882)	(864)	(788)	(809)	7.9%	(878)	(809)	7.9%
Balance as of end-of-period, net	$8,385	$8,753	$8,902	$8,425	$8,887	6.0%	$8,385	$8,887	6.0%

Total
Balance as of beginning-of-period	$43,169	$43,875	$44,388	$44,696	$44,426	2.9%	$41,815	$43,875	4.9%
Deposits	1,474	1,311	1,344	1,400	1,542	4.6%	5,332	5,597	5.0%
Withdrawals and deaths	(378)	(423)	(415)	(381)	(372)	1.6%	(1,555)	(1,592)	-2.4%
Net flows	1,096	888	929	1,019	1,170	6.8%	3,777	4,005	6.0%
Contract holder assessments	(947)	(944)	(957)	(987)	(1,025)	-8.2%	(3,592)	(3,914)	-9.0%
Change in market value and reinvestment	557	569	336	(302)	670	20.3%	1,875	1,275	-32.0%
Balance as of end-of-period, gross	43,875	44,388	44,696	44,426	45,241	3.1%	43,875	45,241	3.1%
Reinsurance ceded	(1,662)	(1,664)	(1,637)	(1,558)	(1,572)	5.4%	(1,662)	(1,572)	5.4%
Balance as of end-of-period, net	$42,213	$42,724	$43,059	$42,868	$43,669	3.4%	$42,213	$43,669	3.4%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	Change	12/31/14	12/31/15	Change
Revenues
Operating revenues	$3,834	$3,394	$3,417	$3,735	$3,354	-12.5%	$13,716	$13,900	1.3%
Excluded realized gain (loss)	(149)	(91)	(37)	(18)	(183)	-22.8%	(165)	(329)	-99.4%
Amortization of DFEL on benefit ratio unlocking	-	-	-	(2)	-	NM	-	(2)	NM
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%	3	3	0.0%
Total revenues	$3,686	$3,304	$3,381	$3,716	$3,172	-13.9%	$13,554	$13,572	0.1%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(96)	$(60)	$(23)	$(11)	$(118)	-22.9%	$(106)	$(214)	NM
Benefit ratio unlocking	4	8	(4)	(51)	19	NM	7	(29)	NM
Net gain (loss), after-tax	$(92)	$(52)	$(27)	$(62)	$(99)	-7.6%	$(99)	$(243)	NM

Net Income
Income (loss) from operations	$439	$352	$371	$289	$382	-13.0%	$1,611	$1,395	-13.4%
Excluded realized gain (loss)	(96)	(60)	(23)	(11)	(118)	-22.9%	(106)	(214)	NM
Benefit ratio unlocking	4	8	(4)	(51)	19	NM	7	(29)	NM
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	-	-	-	-	-	NM	2	2	0.0%
Income (loss) from discontinued operations	1	-	-	-	-	-100.0%	1	-	-100.0%
Net income (loss)	$348	$300	$344	$227	$283	-18.7%	$1,515	$1,154	-23.8%

Earnings (Loss) Per Common Share – Diluted
Income (loss) from operations	$1.67	$1.35	$1.46	$1.11	$1.54	-7.8%	$6.03	$5.46	-9.5%
Excluded realized gain (loss)	(0.36)	(0.23)	(0.09)	(0.04)	(0.48)	-33.3%	(0.39)	(0.83)	NM
Benefit ratio unlocking	0.01	0.03	(0.02)	(0.20)	0.08	NM	0.03	(0.12)	NM
Net income (loss)	$1.32	$1.15	$1.35	$0.87	$1.14	-13.6%	$5.67	$4.51	-20.5%